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                               EXHIBIT NUMBER 23

                               AUDITORS' CONSENT


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Post-Effective Amendment No. 1 to Registration Statement No. 33-46239 on Form S-3 of our reports dated
October 12, 1995, appearing in the Annual Report on Form 10-K of Zila, Inc. for the year ended July 31, 1995, and the reference to us under the heading "Experts" in the Prospectus, which is part of such Registration Statement.

DELOITTE & TOUCHE LLP
Phoenix, Arizona

December 14, 1995